UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 25, 2024

Liberty Global Ltd.
(Exact Name of Registrant as Specified in Charter)

Bermuda	001-35961	98-1750381
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda
(Address of Principal Executive Office)

+1.303.220.6600
(Registrant’s telephone number, including area code)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Class A common shares	LBTYA	Nasdaq Global Select Market
Class B common shares	LBTYB	Nasdaq Global Select Market
Class C common shares	LBTYK	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION / Item 7.01 REGULATION FD DISCLOSURE

On October 29, 2024, Liberty Global Ltd. (Liberty Global) issued a press release (the Q3 Press Release) announcing its operating and financial results for the quarter ended September 30, 2024. The full text of the Q3 Press Release, attached hereto as Exhibit 99.1, is incorporated herein by reference. The Q3 Press Release is being furnished to the SEC under both Item 2.02 “Results of Operations and Financial Condition” and 7.01 “Regulation FD Disclosure” of Form 8-K. The information furnished pursuant to this Form 8-K (including the exhibit hereto) shall not be considered “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any of Liberty Global’s filings under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless Liberty Global expressly states in such filing that such information is to be considered “filed” or incorporated by reference therein.

Item 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On October 25, 2024, Liberty Global held a special general meeting of shareholders (the Special Meeting). Liberty Global had approximately 81% of its outstanding shares entitled to vote present at the meeting (either in person or by proxy). At the Special Meeting, the following three matters were considered and voted on in connection with the previously announced spin-off (the Spin Transaction) of Sunrise Communications AG (Sunrise) following the transfer to it of the Swiss telecommunications operations of Liberty Global and its subsidiaries.

1.The Spin-Off Proposal – a proposal to approve the terms of the Spin Transaction pursuant to which (i) holders of Liberty Global Class A common shares, par value $0.01 per share (LG Class A Shares) and Liberty Global Class C common shares, par value $0.01 per share (LG Class C Shares) receive one Class A common share (Namenaktien) of Sunrise, par value CHF 0.10 per share (Sunrise Class A Shares), each with one vote per share, in the form of one American depositary share representing one Sunrise Class A Common Share, for every five LG Class A Shares and LG Class C Shares, as applicable, owned by such holders and (ii) holders of Liberty Global Class B common shares, par value $0.01 per share (LG Class B Shares) receive two Class B shares with privileged voting rights (Stimmrechtsaktien) of Sunrise, par value CHF 0.01 per share (Sunrise Class B Shares), each with one vote per share, in the form of two American depositary shares representing two Sunrise Class B Shares, for each LG Class B Share owned by such holders.

2.The Share Premium Reduction Proposal – a proposal to approve a reduction of Liberty Global’s share premium account without any payment by Liberty Global to Liberty Global’s shareholders up to a maximum amount equal to the current balance of Liberty Global’s share premium account, and the grant of authority to the board of directors of Liberty Global to determine the exact amount of the share premium reduction by reference to the equity market value of Sunrise on the effective date of the Spin Transaction.

3.The Adjournment Proposal – a proposal to give Liberty Global the authority to adjourn or postpone the Special Meeting if necessary or appropriate, including to solicit additional proxies in favor of the first two proposals, if there are insufficient votes at the time of the Special Meeting to approve the first two proposals or in the absence of a quorum.

Proposals one through three were adopted. The number of votes cast for, against or withheld, as well as the number of abstentions as to each proposal are set forth below.

Proposal 1 – The Spin-Off Proposal:

VOTES FOR	VOTES AGAINST	ABSTENTIONS
245,566,834	57,470	23,978

Proposal 2 – The Share Premium Reduction Proposal:

VOTES FOR	VOTES AGAINST	ABSTENTIONS
245,516,037	92,498	39,747

Proposal 3 – The Adjournment Proposal:

VOTES FOR	VOTES AGAINST	ABSTENTIONS
242,263,802	3,347,402	37,078

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Exhibit Name

99.1*	Press release dated October 29, 2024

101.SCH	Inline XBRL Taxonomy Extension Schema Document

101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document

101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

* Exhibit is furnished herewith and not deemed to be filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY GLOBAL LTD.

By:	/s/ RANDY L. LAZZELL
Randy L. Lazzell
Vice President

Date: October 29, 2024